Exhibit 99.1

te.com

TE Connectivity announces second quarter results for fiscal year 2021

Significant growth in sales and EPS year over year, exceeding company expectations

SCHAFFHAUSEN, Switzerland – April 21, 2021 – TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal second quarter ended March 26, 2021.

Second Quarter Highlights

●	Net sales were $3.7 billion, up 17% on a reported basis, and 11% on an organic basis year over year.
●	Orders of $4.6 billion, up 36% year over year.
●	GAAP diluted earnings per share (EPS) from continuing operations were $1.51, and adjusted EPS were $1.57, up 22% year over year.
●	Cash flow from operating activities was $580 million and free cash flow was $477 million, with approximately $340 million returned to shareholders.

“I am very pleased with our performance as well as our team’s ability to deliver double digit sales growth and record quarterly adjusted EPS that exceeded our expectations,” said TE Connectivity CEO Terrence Curtin. “We delivered strong earnings this quarter, and year-to-date generated free cash flow of $1 billion, also a record for the first half of a fiscal year. It is also encouraging that we are benefiting from both a recovering economic backdrop as well as our leadership positions in long-term technology trends that drive content growth. I am proud of our team’s perseverance to serve our customers through a global economic recovery and resulting challenges in the broader supply chain.”

Third Quarter FY21 Outlook

For the third quarter of fiscal 2021, the company expects net sales of approximately $3.7 billion, compared to $2.5 billion in the prior year. GAAP diluted EPS from continuing operations are expected to be approximately $1.51, compared to a loss of $0.18 in the prior year. Adjusted EPS are expected to be approximately $1.57, compared to adjusted EPS of $0.59 in the prior year.

Information about TE Connectivity's use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call today beginning at 8:30 a.m. ET. The dial-in information is provided here:

●	At TE Connectivity's website: investors.te.com
●	By telephone: For both "listen-only" participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (866) 211-4092, and for international callers, the dial-in number is (647) 689-6620.
●	A replay of the conference call will be available on TE Connectivity’s investor website at investors.te.com at 11:30 a.m. ET on April 21, 2021.

About TE Connectivity

TE Connectivity Ltd. (NYSE: TEL) is a global industrial technology leader creating a safer, sustainable, productive, and connected future. Our broad range of connectivity and sensor solutions, proven in the harshest environments, enable advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. With approximately 80,000 employees, including more than 7,500 engineers, working alongside customers in approximately 140 countries, TE ensures that EVERY CONNECTION COUNTS. Learn more at www.te.com and on LinkedIn, Facebook, WeChat and Twitter.

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

●Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

●Adjusted Operating Income (Loss) and Adjusted Operating Margin – represent operating income (loss) and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income (loss) and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income (Loss) is a significant component in our incentive compensation plans.

●Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

●Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any.

●Adjusted Income (Loss) from Continuing Operations – represents income (loss) from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

●Adjusted Earnings (Loss) Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

●Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity.

Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID-19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2020 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations:	Investor Relations:
	Fernando Vivanco	Sujal Shah
	TE Connectivity	TE Connectivity
	610-893-9756	610-893-9790
	Fernando.Vivanco@te.com	Sujal.Shah@te.com

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 26,	March 27,	March 26,	March 27,
	2021	2020	2021	2020

	(in millions, except per share data)
Net sales	$3,738	$3,195	$7,260	$6,363
Cost of sales	2,528	2,166	4,904	4,304
Gross margin	1,210	1,029	2,356	2,059
Selling, general, and administrative expenses	401	352	762	719
Research, development, and engineering expenses	174	158	336	319
Acquisition and integration costs	6	12	14	19
Restructuring and other charges, net	17	22	184	46
Impairment of goodwill	—	900	—	900
Operating income (loss)	612	(415)	1,060	56
Interest income	8	5	11	11
Interest expense	(13)	(11)	(28)	(23)
Other income, net	4	11	3	16
Income (loss) from continuing operations before income taxes	611	(410)	1,046	60
Income tax expense	(106)	(42)	(166)	(489)
Income (loss) from continuing operations	505	(452)	880	(429)
Income (loss) from discontinued operations, net of income taxes	1	(4)	7	(1)
Net income (loss)	$506	$(456)	$887	$(430)

Basic earnings (loss) per share:
Income (loss) from continuing operations	$1.53	$(1.35)	$2.66	$(1.28)
Income (loss) from discontinued operations	—	(0.01)	0.02	—
Net income (loss)	1.53	(1.37)	2.68	(1.29)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$1.51	$(1.35)	$2.64	$(1.28)
Income (loss) from discontinued operations	—	(0.01)	0.02	—
Net income (loss)	1.51	(1.37)	2.66	(1.29)

Weighted-average number of shares outstanding:
Basic	331	334	331	334
Diluted	334	334	333	334

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 26,	September 25,
	2021	2020

	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$1,748	$945
Accounts receivable, net of allowance for doubtful accounts of $35 and $29, respectively	2,921	2,377
Inventories	2,134	1,950
Prepaid expenses and other current assets	619	512
Total current assets	7,422	5,784
Property, plant, and equipment, net	3,662	3,650
Goodwill	5,342	5,224
Intangible assets, net	1,548	1,593
Deferred income taxes	2,204	2,178
Other assets	789	813
Total assets	$20,967	$19,242
Liabilities, redeemable noncontrolling interests, and shareholders' equity
Current liabilities:
Short-term debt	$919	$694
Accounts payable	1,793	1,276
Accrued and other current liabilities	2,327	1,720
Total current liabilities	5,039	3,690
Long-term debt	3,602	3,452
Long-term pension and postretirement liabilities	1,299	1,336
Deferred income taxes	140	143
Income taxes	277	252
Other liabilities	827	874
Total liabilities	11,184	9,747
Commitments and contingencies
Redeemable noncontrolling interests	114	112
Shareholders' equity:
Common shares, CHF 0.57 par value, 338,953,381 shares authorized and issued	149	149
Accumulated earnings	10,541	10,348
Treasury shares, at cost, 8,520,155 and 8,295,878 shares, respectively	(775)	(669)
Accumulated other comprehensive loss	(246)	(445)
Total shareholders' equity	9,669	9,383
Total liabilities, redeemable noncontrolling interests, and shareholders' equity	$20,967	$19,242

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 26,	March 27,	March 26,	March 27,
	2021	2020	2021	2020

	(in millions)
Cash flows from operating activities:
Net income (loss)	$506	$(456)	$887	$(430)
(Income) loss from discontinued operations, net of income taxes	(1)	4	(7)	1
Income (loss) from continuing operations	505	(452)	880	(429)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Impairment of goodwill	—	900	—	900
Depreciation and amortization	193	180	380	354
Deferred income taxes	(6)	(49)	(48)	345
Non-cash lease cost	29	25	59	52
Provision for losses on accounts receivable and inventories	16	(2)	22	18
Share-based compensation expense	30	15	49	37
Other	(41)	1	(20)	11
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(268)	(116)	(567)	(140)
Inventories	(67)	25	(212)	(151)
Prepaid expenses and other current assets	57	48	(30)	25
Accounts payable	161	(45)	510	49
Accrued and other current liabilities	37	5	125	(180)
Income taxes	17	(9)	34	1
Other	(83)	(45)	38	—
Net cash provided by operating activities	580	481	1,220	892
Cash flows from investing activities:
Capital expenditures	(142)	(133)	(284)	(309)
Proceeds from sale of property, plant, and equipment	57	1	58	3
Acquisition of businesses, net of cash acquired	—	(244)	(107)	(359)
Other	8	(2)	10	(2)
Net cash used in investing activities	(77)	(378)	(323)	(667)
Cash flows from financing activities:
Net decrease in commercial paper	—	(210)	—	(219)
Proceeds from issuance of debt	661	593	661	593
Repayment of debt	(250)	—	(280)	—
Proceeds from exercise of share options	44	13	119	27
Repurchase of common shares	(140)	(269)	(259)	(408)
Payment of common share dividends to shareholders	(159)	(153)	(318)	(307)
Other	(5)	(5)	(24)	(31)
Net cash provided by (used in) financing activities	151	(31)	(101)	(345)
Effect of currency translation on cash	(4)	(18)	7	(11)
Net increase (decrease) in cash, cash equivalents, and restricted cash	650	54	803	(131)
Cash, cash equivalents, and restricted cash at beginning of period	1,098	742	945	927
Cash, cash equivalents, and restricted cash at end of period	$1,748	$796	$1,748	$796

Supplemental cash flow information:
Interest paid on debt, net	$29	$20	$33	$24
Income taxes paid, net of refunds	96	101	181	144

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 26,	March 27,	March 26,	March 27,
	2021	2020	2021	2020

	(in millions)
Net cash provided by continuing operating activities	$580	$481	$1,220	$892
Excluding:
Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts	(18)	(38)	12	(32)
Capital expenditures, net	(85)	(132)	(226)	(306)
Free cash flow (1)	$477	$311	$1,006	$554

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended				For the Six Months Ended
	March 26,		March 27,		March 26,		March 27,
	2021		2020		2021		2020

	($ in millions)
	Net Sales		Net Sales		Net Sales		Net Sales
Transportation Solutions	$2,287		$1,857		$4,511		$3,725
Industrial Solutions	952		962		1,825		1,889
Communications Solutions	499		376		924		749
Total	$3,738		$3,195		$7,260		$6,363

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income (Loss)	Margin	Income	Margin	Income (Loss)	Margin
Transportation Solutions	$398	17.4%	$(606)	(32.6)%	$706	15.7%	$(290)	(7.8)%
Industrial Solutions	111	11.7	142	14.8	187	10.2	257	13.6
Communications Solutions	103	20.6	49	13.0	167	18.1	89	11.9
Total	$612	16.4%	$(415)	(13.0)%	$1,060	14.6%	$56	0.9%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$413	18.1%	$322	17.3%	$844	18.7%	$647	17.4%
Industrial Solutions	119	12.5	145	15.1	237	13.0	277	14.7
Communications Solutions	105	21.0	52	13.8	180	19.5	97	13.0
Total	$637	17.0%	$519	16.2%	$1,261	17.4%	$1,021	16.0%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (DECLINE) (UNAUDITED)

	Change in Net Sales for the Quarter Ended March 26, 2021
	versus Net Sales for the Quarter Ended March 27, 2020
	Net Sales		Organic Net Sales			Acquisitions/
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	(Divestiture)

	($ in millions)
Transportation Solutions (3):
Automotive	$265	19.4%	$184	13.5%	$81	$—
Commercial transportation	88	29.9	73	24.8	15	—
Sensors	77	38.9	27	13.4	8	42
Total	430	23.2	284	15.3	104	42
Industrial Solutions (3):
Aerospace, defense, oil, and gas	(51)	(16.0)	(66)	(20.8)	7	8
Industrial equipment	59	21.1	44	15.7	15	—
Medical	(25)	(13.4)	(25)	(13.4)	—	—
Energy	7	3.9	7	4.0	9	(9)
Total	(10)	(1.0)	(40)	(4.2)	31	(1)
Communications Solutions (3):
Data and devices	60	27.5	52	24.0	8	—
Appliances	63	39.9	56	35.3	7	—
Total	123	32.7	108	28.7	15	—
Total	$543	17.0%	$352	11.0%	$150	$41

	Change in Net Sales for the Six Months Ended March 26, 2021
	versus Net Sales for the Six Months Ended March 27, 2020
	Net Sales		Organic Net Sales			Acquisitions/
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	(Divestiture)

	($ in millions)
Transportation Solutions (3):
Automotive	$489	17.7%	$345	12.4%	$144	$-
Commercial transportation	161	29.2	138	24.9	23	-
Sensors	136	33.7	34	8.2	13	89
Total	786	21.1	517	13.8	180	89
Industrial Solutions (3):
Aerospace, defense, oil, and gas	(110)	(17.5)	(134)	(21.4)	13	11
Industrial equipment	91	16.8	65	11.8	26	-
Medical	(48)	(13.2)	(49)	(13.5)	1	-
Energy	3	0.8	-	0.1	12	(9)
Total	(64)	(3.4)	(118)	(6.3)	52	2
Communications Solutions (3):
Data and devices	75	17.2	62	14.4	13	-
Appliances	100	32.1	89	28.3	11	-
Total	175	23.4	151	20.2	24	-
Total	$897	14.1%	$550	8.6%	$256	$91

(1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.
(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 26, 2021

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$398	$5	$10	$413
Industrial Solutions	111	3	5	119
Communications Solutions	103	—	2	105
Total	$612	$8	$17	$637

Operating margin	16.4%			17.0%

Other income, net	$4	$—	$—	$4

Income tax expense	$(106)	$(2)	$(2)	$(110)

Effective tax rate	17.3%			17.3%

Income from continuing operations	$505	$6	$15	$526

Diluted earnings per share from continuing operations	$1.51	$0.02	$0.04	$1.57

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 27, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Impairment		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	of Goodwill (1)	Tax Items (2)	(Non-GAAP) (4)

	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(606)	$10	$18	$900	$—	$322
Industrial Solutions	142	2	1	—	—	145
Communications Solutions	49	—	3	—	—	52
Total	$(415)	$12	$22	$900	$—	$519

Operating margin	(13.0)%					16.2%

Other income, net	$11	$—	$—	$—	$(8)	$3

Income tax expense	$(42)	$(2)	$(4)	$(4)	$(31)	$(83)

Effective tax rate	(10.2)%					16.1%

Income (loss) from continuing operations	$(452)	$10	$18	$896	$(39)	$433

Diluted earnings (loss) per share from continuing operations (3)	$(1.35)	$0.03	$0.05	$2.67	$(0.12)	$1.29

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes an income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien, as well as the related impact to net other income.

(3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 26, 2021

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$706	$10	$128	$—	$844
Industrial Solutions	187	7	43	—	237
Communications Solutions	167	—	13	—	180
Total	$1,060	$17	$184	$—	$1,261

Operating margin	14.6%				17.4%

Other income, net	$3	$—	$—	$—	$3

Income tax expense	$(166)	$(4)	$(34)	$(29)	$(233)

Effective tax rate	15.9%				18.7%

Income from continuing operations	$880	$13	$150	$(29)	$1,014

Diluted earnings per share from continuing operations	$2.64	$0.04	$0.45	$(0.09)	$3.05

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Income tax benefits related to an Internal Revenue Service approved change in the tax method of depreciating or amortizing certain assets.
(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 27, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Impairment		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	of Goodwill (1)	Tax Items (2)	(Non-GAAP) (4)

	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(290)	$15	$22	$900	$—	$647
Industrial Solutions	257	4	16	—	—	277
Communications Solutions	89	—	8	—	—	97
Total	$56	$19	$46	$900	$—	$1,021

Operating margin	0.9%					16.0%

Other income, net	$16	$—	$—	$—	$(8)	$8

Income tax expense	$(489)	$(3)	$(4)	$(4)	$324	$(176)

Effective tax rate	815.0%					17.3%

Income (loss) from continuing operations	$(429)	$16	$42	$896	$316	$841

Diluted earnings (loss) per share from continuing operations (3)	$(1.28)	$0.05	$0.13	$2.67	$0.94	$2.50

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes income tax expense related to the tax impacts of certain measures of Swiss tax reform. Also includes an income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien, as well as the related impact to net other income.

(3) U.S. GAAP diluted shares excludes two million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 26, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (4)

	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(1)	$6	$55	$—	$60
Industrial Solutions	70	2	40	—	112
Communications Solutions	65	—	3	—	68
Total	$134	$8	$98	$—	$240

Operating margin	5.3%				9.4%

Other income, net	$4	$—	$—	$—	$4

Income tax expense	$(185)	$(1)	$(21)	$170	$(37)

Effective tax rate	145.7%				15.9%

Income (loss) from continuing operations	$(58)	$7	$77	$170	$196

Diluted earnings (loss) per share from continuing operations (3)	$(0.18)	$0.02	$0.23	$0.51	$0.59

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets.

(3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 25, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Impairment		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	of Goodwill (1)	Tax Items (2)	(Non-GAAP) (4)

	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(93)	$32	$113	$900	$—	$952
Industrial Solutions	412	8	102	—	—	522
Communications Solutions	218	—	42	—	—	260
Total	$537	$40	$257	$900	$—	$1,734

Operating margin	4.4%					14.2%

Other income, net	$20	$—	$—	$—	$(8)	$12

Income tax expense	$(783)	$(8)	$(46)	$(4)	$550	$(291)

Effective tax rate	149.4%					17.0%

Income (loss) from continuing operations	$(259)	$32	$211	$896	$542	$1,422

Diluted earnings (loss) per share from continuing operations (3)	$(0.78)	$0.10	$0.63	$2.68	$1.62	$4.26

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $355 million of income tax expense related to the tax impacts of certain measures of Swiss tax reform and $226 million of income tax expense related to increases to the valuation allowance for certain deferred tax assets, partially offset by a $31 million income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien.

(3) U.S. GAAP diluted shares excludes two million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of April 21, 2021

(UNAUDITED)

Outlook for
Quarter Ending
June 25,
2021
Diluted earnings per share from continuing operations	$1.51
Restructuring and other charges, net	0.04
Acquisition-related charges	0.02
Adjusted diluted earnings per share from continuing operations (1)	$1.57

Net sales growth (decline)	45.2%
Translation	(5.1)
(Acquisitions) divestitures, net	0.4
Organic net sales growth (decline) (1)	40.5%

(1) See description of non-GAAP financial measures.